Share premium account (Tables)	12 Months Ended
Dec. 31, 2023
Disclosure For Share Premium Account Explanatory [Abstract]
Schedule of Share Premium Account

	2023 £m	2022 £m	2021 £m
At 1 January	18,504	18,479	17,863
Issued under employee share schemes	64	25	19
Redemption of preference shares[1]	–	–	597
At 31 December	18,568	18,504	18,479
1    During the year ended 31 December 2021, the Company redeemed certain tranches of its preference shares, which had been accounted for as subordinated liabilities. On redemption an amount of £17 million was transferred from the distributable merger reserve to the capital redemption reserve and £597 million was transferred from the distributable merger reserve to the share premium account, with these amounts representing the nominal value of the shares redeemed and premium upon original issuance respectively.